UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                October 25, 2002
                ________________________________________________
                Date of Report (Date of earliest event reported)


                               EARTHNETMEDIA, INC.
              ____________________________________________________
              (Exact Name of Small Business Issuer In Its Charter)


        NEVADA                         333-57514                 95-4834274
________________________________________________________________________________
(State or Jurisdiction                (Commission             (I.R.S. Employer
  of Incorporation)                    File No.)             Identification No.)


                                222 AMALFI DRIVE
                             SANTA MONICA, CA 90402
                               TEL: (310) 459-1081
          _____________________________________________________________
          (Address and Telephone Number of Principal Executive Offices)

This Current Report on Form 8-K is filed by EarthNetMedia, Inc., a Nevada corporation (the "Company"), in connection with the matters described herein.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


(b) Engagement of new independent accountants

     The Company engaged Singer Lewak Greenbaum & Goldstein LLP as its new independent public accountants as of October 23, 2002. During the two most recent fiscal years and through October 23, 2002, the Company has not consulted with Singer Lewak Greenbaum & Goldstein LLP regarding the matters described in, and required to be disclosed pursuant to, Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  EARTHNETMEDIA, INC.


                  By:  /s/  THOMAS P. CARSON
                       _________________________________
                            Thomas P. Carson
                            Executive Vice President and
                            Chief Financial Officer


Date:  October 25, 2002